PIMCO Equity Series

Supplement Dated October 1, 2011 to the Class A, Class C and Class R Prospectus
(the “Prospectus”) and Statement of Additional Information (the “SAI”),
each dated October 29, 2010, as supplemented from time to time

Effective immediately, the chart in the “Classes of Shares— Class A, C, and R Shares—Initial Sales Charges—Class A Shares” section of the Prospectus is deleted in its entirety and replaced with the following:

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

*
As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Additionally, effective immediately, corresponding changes are made to the SAI.

Investors Should Retain This Supplement for Future Reference

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